Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces

Results for the First Quarter Ended March 31, 2023

KIRKLAND, WASHINGTON, May 4, 2023-- Monolithic Power Systems, Inc. (“MPS”) (Nasdaq: MPWR), a fabless company with a global footprint that provides high-performance, semiconductor-based power electronic solutions, today announced financial results for the quarter ended March 31, 2023.

●

Revenue was $451.1 million for the quarter ended March 31, 2023, a 1.9% decrease from $460.0 million for the quarter ended December 31, 2022 and a 19.4% increase from $377.7 million for the quarter ended March 31, 2022.

●	GAAP gross margin was 57.4% for the quarter ended March 31, 2023, compared with 57.9% for the quarter ended March 31, 2022.

●

Non-GAAP gross margin (1) was 57.7% for the quarter ended March 31, 2023, excluding the impact of $1.1 million for stock-based compensation expense and $0.2 million for deferred compensation plan expense, compared with 58.3% for the quarter ended March 31, 2022, excluding the impact of $1.3 million for stock-based compensation expense.

●	GAAP operating expenses were $134.5 million for the quarter ended March 31, 2023, compared with $122.7 million for the quarter ended March 31, 2022.

●

Non-GAAP operating expenses (1) were $96.0 million for the quarter ended March 31, 2023, excluding $35.9 million for stock-based compensation expense and $2.6 million for deferred compensation plan expense, compared with $86.6 million for the quarter ended March 31, 2022, excluding $38.5 million for stock-based compensation expense and $2.4 million for deferred compensation plan income.

●	GAAP operating income was $124.3 million for the quarter ended March 31, 2023, compared with $96.1 million for the quarter ended March 31, 2022.

●

Non-GAAP operating income (1) was $164.1 million for the quarter ended March 31, 2023, excluding $37.0 million for stock-based compensation expense and $2.8 million for deferred compensation plan expense, compared with $133.6 million for the quarter ended March 31, 2022, excluding $39.8 million for stock-based compensation expense and $2.4 million for deferred compensation plan income.

●	GAAP other income, net, was $5.3 million for the quarter ended March 31, 2023, compared with other expense, net, of $0.6 million for the quarter ended March 31, 2022.

●

Non-GAAP other income, net (1) was $2.8 million for the quarter ended March 31, 2023, excluding $2.5 million for deferred compensation plan income, compared with $1.6 million for the quarter ended March 31, 2022, excluding $2.2 million for deferred compensation plan expense.

●	GAAP income before income taxes was $129.6 million for the quarter ended March 31, 2023, compared with $95.5 million for the quarter ended March 31, 2022.

●

Non-GAAP income before income taxes (1) was $166.9 million for the quarter ended March 31, 2023, excluding $37.0 million for stock-based compensation expense and $0.3 million for net deferred compensation plan expense, compared with $135.2 million for the quarter ended March 31, 2022, excluding $39.8 million for stock-based compensation expense and $0.2 million for net deferred compensation plan income.

●

GAAP net income was $109.8 million and $2.26 per diluted share for the quarter ended March 31, 2023. Comparatively, GAAP net income was $79.6 million and $1.65 per diluted share for the quarter ended March 31, 2022.

●

Non-GAAP net income (1) was $146.0 million and $3.00 per diluted share for the quarter ended March 31, 2023, excluding $37.0 million for stock-based compensation expense, $0.3 million for net deferred compensation plan expense and $1.1 million for related tax effects, compared with $118.3 million and $2.45 per diluted share for the quarter ended March 31, 2022, excluding $39.8 million for stock-based compensation expense, $0.2 million for net deferred compensation plan income and $1.0 million for related tax effects.

The following is a summary of revenue by end market (in thousands):

	Three Months Ended March 31,
End Market	2023	2022
Storage and Computing	$119,822	$96,586
Enterprise Data	47,163	42,509
Automotive	105,342	54,546
Industrial	47,469	48,538
Communications	67,906	55,574
Consumer	63,363	79,961
Total	$451,065	$377,714

The following is a summary of revenue by product family (in thousands):

	Three Months Ended March 31,
Product Family	2023	2022
DC to DC	$425,181	$358,849
Lighting Control	25,884	18,865
Total	$451,065	$377,714

“While we remain cautious about near-term business conditions, MPS will continue to focus on business development and investing in infrastructure as necessary to support our long-term growth,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’s financial targets for the second quarter ending June 30, 2023:

●	Revenue in the range of $430.0 million to $450.0 million.

●	GAAP gross margin between 55.9% and 56.5%. Non-GAAP gross margin (1) between 56.2% and 56.8%, which excludes an estimated impact of stock-based compensation expenses of 0.3%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses, between $132.5 million and $136.5 million. Non-GAAP R&D and SG&A expenses (1) between $94.9 million and $96.9 million, which excludes estimated stock-based compensation expenses in the range of $37.6 million to $39.6 million.

●	Total stock-based compensation expenses of $38.8 million to $40.8 million.

●	Interest and other income of $3.8 million to $4.2 million.

●	Fully diluted shares outstanding between 48.6 million and 49.0 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, other income (expense), net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, deferred compensation plan income/expense, amortization of purchased intangible assets and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors’ understanding of MPS’s core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Earnings Webinar

MPS plans to host a Zoom webinar covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, May 4, 2023. You can access the webinar at: https://mpsic.zoom.us/j/92875545715. The webinar will be archived and available for replay for one year under the Investor Relations page on the MPS website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying webinar will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including under the sections “Business Outlook” and the quote from our CEO herein, including, among other things, (i) projected revenue, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest income, and fully diluted shares outstanding, (ii) our outlook for the second quarter of fiscal year 2023 and the near-term, medium-term and long-term prospects of the company, including our performance against our business plan, our ability to grow despite the softening in our business, our industry and the global economic environment, revenue growth in certain of our market segments, potential new business segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry segment trends and prospects, and our projected expansion of capacity and the impact it may have on our business, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, adverse changes to the global economy, including due to the Russia-Ukraine conflict and the global economic downturn; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers, and adoption of new or amended accounting standards; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; acceptance of, or demand for, MPS’s products, in particular the new products launched recently, being different than expected; our ability to increase market share in our targeted markets; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of the COVID-19 pandemic and the Russia-Ukraine conflict); our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to attract new customers and retain existing customers; our ability to meet customer demand for our products due to constraints on our third-party suppliers’ ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; adverse changes in production and testing efficiency of our products; any market disruptions or interruptions in MPS’s schedule of new product development releases; our ability to manage our inventory levels; adequate supply of our products from our third-party manufacturing partners; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; the ongoing consolidation of companies in the semiconductor industry; competition generally and the increasingly competitive nature of our industry; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’s financial performance if its tax and litigation provisions are inadequate; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of epidemics and pandemics, such as the COVID-19 outbreak, on the global economy and on our business; the risks associated with the financial market, economy and geopolitical uncertainties, including the recent banking collapse and the Russia-Ukraine conflict; and other important risk factors identified under the caption “Risk Factors” and elsewhere in MPS’s Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on February 24, 2023. The forward-looking statements in this press release and statements made during the accompanying webinar represent MPS’s projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying webinar.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (“MPS”) is a fabless company with a global footprint that provides high-performance, semiconductor-based power electronic solutions. MPS’s mission is to reduce energy and material consumption to improve all aspects of quality of life. Founded in 1997 by our CEO Michael Hsing, MPS has three core strengths: deep system-level knowledge, strong semiconductor expertise, and innovative proprietary technologies in the areas of semiconductor processes, system integration, and packaging. These combined advantages enable MPS to deliver reliable, compact, and monolithic solutions that are highly energy-efficient and cost-effective, while providing a consistent return on investment to our stockholders. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	March 31,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$488,972	$288,607
Short-term investments	428,598	449,266
Accounts receivable, net	184,274	182,714
Inventories	430,830	447,290
Other current assets	89,955	42,742
Total current assets	1,622,629	1,410,619
Property and equipment, net	354,313	357,157
Goodwill	6,571	6,571
Deferred tax assets, net	35,571	35,252
Other long-term assets	207,567	249,286
Total assets	$2,226,651	$2,058,885

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$58,001	$61,461
Accrued compensation and related benefits	101,881	88,260
Other accrued liabilities	155,961	113,679
Total current liabilities	315,843	263,400
Income tax liabilities	56,900	53,509
Other long-term liabilities	77,647	73,374
Total liabilities	450,390	390,283
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 47,411 and 47,107, respectively	1,017,131	975,276
Retained earnings	777,075	716,403
Accumulated other comprehensive loss	(17,945)	(23,077)
Total stockholders’ equity	1,776,261	1,668,602
Total liabilities and stockholders’ equity	$2,226,651	$2,058,885

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2023	2022
Revenue	$451,065	$377,714
Cost of revenue	192,285	158,834
Gross profit	258,780	218,880
Operating expenses:
Research and development	63,709	54,104
Selling, general and administrative	70,795	68,642
Total operating expenses	134,504	122,746
Operating income	124,276	96,134
Other income (expense), net	5,297	(634)
Income before income taxes	129,573	95,500
Income tax expense	19,771	15,934
Net income	$109,802	$79,566

Net income per share:
Basic	$2.32	$1.71
Diluted	$2.26	$1.65
Weighted-average shares outstanding:
Basic	47,234	46,424
Diluted	48,655	48,250

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)

	Three Months Ended March 31,
	2023	2022
Cost of revenue	$1,147	$1,307
Research and development	8,614	8,401
Selling, general and administrative	27,248	30,103
Total stock-based compensation expense	$37,009	$39,811

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2023	2022
Net income	$109,802	$79,566

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	37,009	39,811
Amortization of purchased intangible assets	33	33
Deferred compensation plan expense (income), net	251	(173)
Tax effect	(1,087)	(962)
Non-GAAP net income	$146,008	$118,275

Non-GAAP net income per share:
Basic	$3.09	$2.55
Diluted	$3.00	$2.45

Shares used in the calculation of non-GAAP net income per share:
Basic	47,234	46,424
Diluted	48,655	48,250

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended March 31,
	2023	2022
Gross profit	$258,780	$218,880
Gross margin	57.4%	57.9%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	1,147	1,307
Deferred compensation plan expense (income)	181	(3)
Non-GAAP gross profit	$260,108	$220,184
Non-GAAP gross margin	57.7%	58.3%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended March 31,
	2023	2022
Total operating expenses	$134,504	$122,746

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(35,862)	(38,504)
Amortization of purchased intangible assets	(33)	(33)
Deferred compensation plan income (expense)	(2,604)	2,362
Non-GAAP operating expenses	$96,005	$86,571

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended March 31,
	2023	2022
Total operating income	$124,276	$96,134

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	37,009	39,811
Amortization of purchased intangible assets	33	33
Deferred compensation plan expense (income)	2,785	(2,365)
Non-GAAP operating income	$164,103	$133,613

RECONCILIATION OF OTHER INCOME (EXPENSE), NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended March 31,
	2023	2022
Total other income (expense), net	$5,297	$(634)

Adjustments to reconcile other income (expense), net to non-GAAP other income, net:
Deferred compensation plan expense (income)	(2,534)	2,192
Non-GAAP other income, net	$2,763	$1,558

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended March 31,
	2023	2022
Total income before income taxes	$129,573	$95,500

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	37,009	39,811
Amortization of purchased intangible assets	33	33
Deferred compensation plan expense (income), net	251	(173)
Non-GAAP income before income taxes	$166,866	$135,171

2023 SECOND QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending June 30, 2023
	Low	High
Gross margin	55.9%	56.5%
Adjustment to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Non-GAAP gross margin	56.2%	56.8%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)

	Three Months Ending June 30, 2023
	Low	High
R&D and SG&A expenses	$132,500	$136,500
Adjustments to reconcile R&D and SG&A expenses to non-GAAP R&D and SG&A expenses:
Stock-based compensation expense	(37,600)	(39,600)
Non-GAAP R&D and SG&A expenses	$94,900	$96,900